                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                             AUGUST 13, 2002
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Date of earliest event reported:            AUGUST 13, 2002
                                ------------------------------------------------



                         DIAMOND OFFSHORE DRILLING, INC.
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               (Exact Name of Registrant as Specified in Charter)



DELAWARE                                             1-13926                           76-0321760
----------------------------------------------------------------------------------------------------------
(State or Other Jurisdiction                (Commission File Number)               (IRS Employer
of Incorporation)                                                               Identification No.)


15415 KATY FREEWAY, HOUSTON, TEXAS                                 77094
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code   (281) 492-5300
                                                    ----------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits.

        The following exhibits are furnished under Item 9 of this Current Report on Form 8-K solely for purposes of compliance with 18 U.S.C. Section 1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002) and for no other purpose:



     Exhibit number        Description
     --------------        -----------
          99.1             Certification dated August 13, 2002 by the chief
                           executive officer of Diamond Offshore Drilling, Inc.
                           (the "Company") pursuant to 18 U.S.C. Section 1350
                           (as adopted by Section 906 of the Sarbanes-Oxley Act
                           of 2002) with respect to the Company's Quarterly
                           Report on Form 10-Q for the quarter ended June 30,
                           2002

          99.2 Certification dated August 13, 2002 by the chief financial officer of the Company pursuant to 18
                           U.S.C. Section 1350 (as adopted by Section 906 of the
                           Sarbanes-Oxley Act of 2002) with respect to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002


ITEM 9.  REGULATION FD DISCLOSURE

         On August 13, 2002, the chief executive officer and chief financial officer of the Company each submitted to the Securities and Exchange Commission the written certification required by 18 U.S.C. Section 1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002) with respect to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. Copies of these submissions are furnished as Exhibits 99.1 and 99.2 hereto solely for purposes of compliance with 18 U.S.C. Section 1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002) and for no other purpose.







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



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DIAMOND OFFSHORE DRILLING, INC.


                                           By: /s/ William C. Long
                                               ---------------------------------
                                               William C. Long
                                               Vice President, General Counsel &
                                               Secretary

Dated:  August 13, 2002




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




                                  EXHIBIT INDEX


     Exhibit number        Description
     --------------        -----------
         99.1              Certification dated August 13, 2002 by the chief
                           executive officer of the Company pursuant to 18
                           U.S.C. Section 1350 (as adopted by Section 906 of the
                           Sarbanes-Oxley Act of 2002) with respect to the
                           Company's Quarterly Report on Form 10-Q for the
                           quarter ended June 30, 2002

         99.2 Certification dated August 13, 2002 by the chief financial officer of the Company pursuant to 18
                           U.S.C. Section 1350 (as adopted by Section 906 of the
                           Sarbanes-Oxley Act of 2002) with respect to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002




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